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                                                                    Exhibit 10.3

                               FIRST AMENDMENT TO
                              MANAGEMENT AGREEMENT

                This First Amendment (this "Amendment"), dated as of April __, 2001, by and between Harvest Partners, Inc., a New York corporation ("Harvest"), and Global Energy Equipment Group, L.L.C., a Delaware limited liability company (the "Company").

                              W I T N E S S E T H:

                WHEREAS, the Company and Harvest entered into a Management Agreement (the "Agreement"), dated August 1, 2000, whereby Harvest agreed to provide the Company and/or its subsidiaries and affiliates with financial advisory and strategic planning services in exchange for good and valuable consideration; and

                WHEREAS, the parties hereto desire, and deem it in their own best interests, to amend the Agreement as provided herein.

                NOW THEREFORE, in consideration of the mutual agreements herein contained and of the mutual benefits hereby provided, the parties hereto hereby agree as follows:

                1. Definitions. Capitalized terms used and not otherwise defined herein shall have the respective meaning assigned to such term in the Agreement.

                2. Amendments to the Agreement.

                (a) Section 3(a) of the Agreement is hereby amended by deleting the reference to "...equal to the sum of $750,000" and inserting in lieu thereof "...equal to the sum of $1,250,000".

                (b) Section 3(b) of the Agreement is hereby deleted in its entirety.

                (c) Section 7 of the Agreement is hereby amended by adding the following new sentence to the end of Section 7:

                        "The indemnification obligations of this Section 7 shall survive the termination of this Agreement."

                3. Status of the Agreement; Effectiveness. This Amendment is limited solely for the purposes and to the extent expressly set forth herein, and, except as expressly modified hereby, the terms, provisions and conditions of the Agreement shall continue in full force and effect and are hereby ratified and confirmed in all respects. In the event of any conflict between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment shall govern. This Amendment shall be effective as of the date on which the initial public offering of shares of common stock of Global Power Equipment Group Inc. (the "IPO") is consummated.

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                4. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one agreement binding upon all of the parties hereto.

                5. Amendment and Restatement. The parties agree that, for convenience of reference, the Agreement and this Amendment shall be restated upon consummation of the IPO.

                6. Governing Law. This Amendment shall be construed in accordance with, and be governed by, the laws of the State of New York, without giving effect to the conflicts of law principles thereof.

                                      *****

                IN WITNESS WHEREOF, each of the parties hereto have executed this Amendment effective as of the date first written above.




                                  HARVEST PARTNERS, INC., a New York Corporation




                                  By:
                                     ---------------------------------------
                                     Name:
                                     Title:



                                  GLOBAL ENERGY EQUIPMENT GROUP,
                                    L.L.C., a Delaware limited liability company



                                  By:
                                     ---------------------------------------
                                     Name:
                                     Title:



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